UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08916
Morgan Stanley Technology Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: March 31, 2010
Date of reporting period: September 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Technology Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended September 30, 2009

Total Return for the 6 Months Ended September 30, 2009

				NYSE		Lipper
				Arca		Science &
				Tech	S&P	Technology
				100	500®	Funds
Class A	Class B	Class C	Class I	Index®[1]	Index[2]	Index[3]
33.01%	32.46%	32.51%	33.02%	34.89%	34.02%	40.32%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The stock market continued to advance following its rebound in early March of this year. Although the economy overall remained weak and unemployment was still rising, certain economic indicators began to stabilize or improve, suggesting that the contraction in growth might be slowing. At the same time, various policy actions including the government’s purchase of distressed assets from banks appeared to be taking hold as credit conditions improved while corporate earnings data proved better than expected. These factors helped boost investor confidence and reduce market volatility, sustaining the market’s strong rally throughout the duration of the reporting period. Concerns about the potential for inflation emerged in the latter months of the period, but the Federal Reserve maintained its accommodative monetary policy and held interest rates steady at a range of 0.00 percent to 0.25 percent.

Technology stocks, as represented by the NYSE Arca Tech 100 Index® (the “Index”), gained 34.89 percent for the six-month period, performing relatively in line with the S&P 500® Index, which gained 34.02 percent. Within the Index, the top-performing industries on an absolute basis were electronic equipment instruments (up 92.7 percent), office electronics (up 72.2 percent), and computers and peripherals (up 57.1 percent).

Performance Analysis

All share classes of Morgan Stanley Technology Fund underperformed the NYSE Arca Tech 100 Index® (the “Index”), the S&P 500® Index and the Lipper Science & Technology Funds Index for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

The Fund’s underperformance versus the Index for the period was attributable primarily to positions in pharmaceuticals, health care equipment and supplies, and aerospace and defense. The Fund held an underweight relative to the Index in all three segments, which dampened returns. Stock selection in health care equipment and supplies as well as in aerospace and defense also detracted.

Other positions, however, were additive to relative performance. Overweight allocations in the computers and peripherals, communications equipment, and semiconductors and semiconductor equipment segments boosted returns. Strong security selection in the latter two segments also contributed to relative gains for the period.

As of the end of the reporting period, the Fund’s largest overweights relative to the Index were in the software, computers and peripherals, and biotechnology segments. The largest underweights were in pharmaceuticals, health care equipment and supplies, and life sciences tools and services.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 09/30/09
Apple, Inc.	8.6%
International Business Machines Corp.	4.9
McAfee, Inc.	4.0
Hewlett-Packard Co.	4.0
Qualcomm, Inc.	3.7
Lockheed Martin Corp.	3.2
Juniper Networks, Inc.	3.2
Yahoo! Inc.	3.1
Synopsys, Inc.	3.1
Cisco Systems, Inc.	3.1

TOP FIVE INDUSTRIES as of 09/30/09
Software	24.6%
Computers & Peripherals	21.9
Semiconductors & Semiconductor Equipment	14.1
Communications Equipment	13.8
Biotechnology	8.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks and other equity securities of companies located throughout the world considered by the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., and/or “Sub-Adviser,” Morgan Stanley Investment Management Limited, to rely extensively on technology, science and communications in their product development or operations at the time of investment. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Fund may also use derivative instruments as discussed in the Fund’s prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended September 30, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 11/28/95)		(since 07/28/97)		(since 07/28/97)
Symbol	IFOAX		IFOBX		IFOCX		IFODX
1 Year	7.37%[4]		6.46%[4]		6.47%[4]		7.50%[4]
	1.73	[5]	1.46	[5]	5.47	[5]	—

5 Years	1.39	[4]	0.59	[4]	0.59	[4]	1.59	[4]
	0.30	[5]	0.20	[5]	0.59	[5]	—

10 Years	–6.32	[4]	–6.91	[4]	–7.05	[4]	–6.14	[4]
	–6.83	[5]	–6.91	[5]	–7.05	[5]	—

Since Inception	2.11	[4]	2.41	[4]	1.33	[4]	2.33	[4]
	1.66	[5]	2.41	[5]	1.33	[5]	—

Gross Expense Ratio	2.00%		2.75%		2.75%		1.75%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of the Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
(1)	The NYSE Arca Tech 100 Index® is a price-weighted index comprised of common stocks and American Depositary Receipts (ADRs) of technology-related companies listed on US exchanges. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science & Technology Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Science & Technology Funds classification as of the date of this report.
(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/09 – 09/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			04/01/09 –
	04/01/09	09/30/09	09/30/09
Class A
Actual (33.01% return)	$1,000.00	$1,330.10	$11.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.04	$10.10
Class B
Actual (32.46% return)	$1,000.00	$1,324.60	$16.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.28	$13.87
Class C
Actual (32.51% return)	$1,000.00	$1,325.10	$16.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.28	$13.87
Class I
Actual (33.02% return)	$1,000.00	$1,330.20	$10.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.29	$8.85

@	Expenses are equal to the Fund’s annualized expense ratios of 2.00%, 2.75%, 2.75% and 1.75% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-year period, but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper.

In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the management fee was lower than the peer group average, the total expense ratio was higher than the peer group average. After discussion, the Board concluded that the total expense ratio, although higher than the peer group average, was acceptable because the management fee was competitive with the peer group average. The Board also concluded that the Fund’s performance was competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Technology Fund
Portfolio of Investments - September 30, 2009 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (99.7%)
	Aerospace & Defense (3.4%)
2,400	Goodrich Corp.	$130,416
54,900	Lockheed Martin Corp.	4,286,592
2,400	Raytheon Co.	115,128

		4,532,136

	Biotechnology (8.2%)
47,400	Amgen, Inc. (a)	2,854,902
2,400	Biogen Idec, Inc. (a)	121,248
20,000	Celgene Corp. (a)	1,118,000
54,900	Genzyme Corp. (a)	3,114,477
50,000	Gilead Sciences, Inc. (a)	2,329,000
50,000	Myriad Genetics, Inc. (a)	1,370,000
12,500	Myriad Pharmaceuticals, Inc. (a)	73,250

		10,980,877

	Chemicals (1.7%)
30,000	Monsanto Co.	2,322,000

	Communications Equipment (13.8%)
2,400	Arris Group, Inc. (a)	31,224
2,400	Ciena Corp. (a) (b)	39,072
174,840	Cisco Systems, Inc. (a)	4,115,733
2,400	Emulex Corp. (a)	24,696
57,400	F5 Networks, Inc. (a)	2,274,762
2,400	Harmonic, Inc. (a)	16,032
2,400	Harris Corp.	90,240
596	Harris Stratex Networks, Inc. (Class A) (a)	4,172
2,400	InterDigital, Inc. (a) (b)	55,584
2,400	JDS Uniphase Corp. (a)	17,064
157,400	Juniper Networks, Inc. (a)	4,252,948
2,400	Motorola, Inc.	20,616
2,400	Nokia OYJ (ADR) (Finland) (b)	35,088
17,009	Nortel Networks Corp. (Canada) (a)	1,480
2,400	Polycom, Inc. (a)	64,200
110,650	Qualcomm, Inc.	4,977,037
34,880	Research In Motion Ltd. (Canada) (a)	2,356,144
2,400	Tellabs, Inc. (a)	16,608

		18,392,700

	Computers & Peripherals (21.9%)
62,400	Apple, Inc. (a)	11,567,088
2,400	Dell, Inc. (a)	36,624
117,400	EMC Corp. (a)	2,000,496
112,650	Hewlett-Packard Co.	5,318,206
54,900	International Business Machines Corp.	6,566,589
132,400	NetApp, Inc. (a)	3,532,432
2,400	QLogic Corp. (a)	41,280
2,400	Seagate Technology (Cayman Islands)	36,504
2,400	Sun Microsystems, Inc. (a)	21,816
2,400	Teradata Corp. (a)	66,048
2,400	Western Digital Corp. (a)	87,672

		29,274,755

	Electrical Equipment (0.0%)
4	SunPower Corp. (Class B) (a)	101

	Electronic Equipment, Instruments & Components (0.1%)
2,400	Agilent Technologies, Inc. (a)	66,792
2,400	Corning, Inc.	36,744
2,400	Jabil Circuit, Inc.	32,184

		135,720

	Health Care Equipment & Supplies (0.3%)
2,400	Boston Scientific Corp. (a)	25,416
2,400	Conmed Corp. (a)	46,008
1,900	Kinetic Concepts, Inc. (a) (b)	70,262
2,400	Medtronic, Inc.	88,320
2,400	St Jude Medical, Inc. (a)	93,624

		323,630

	Internet & Catalog Retail (2.3%)
33,200	Amazon.com, Inc. (a)	3,099,552

See Notes to Financial Statements

Morgan Stanley Technology Fund
Portfolio of Investments - September 30, 2009 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Internet Software & Services (6.4%)
2,400	Digital River, Inc. (a)	$96,768
2,400	eBay, Inc. (a)	56,664
5,980	Google, Inc. (Class A) (a)	2,965,184
2,400	J2 Global Communications, Inc. (a)	55,224
52,400	VeriSign, Inc. (a) (b)	1,241,356
235,700	Yahoo! Inc. (a)	4,197,817

		8,613,013

	Information Technology Services (2.5%)
112,400	Amdocs Ltd. (a)	3,021,312
2,400	Automatic Data Processing, Inc.	94,320
2,400	Computer Sciences Corp. (a)	126,504
2,400	DST Systems, Inc. (a)	107,520

		3,349,656

	Life Sciences Tools & Services (0.2%)
2,400	Millipore Corp. (a)	168,792
2,400	Thermo Fisher Scientific, Inc. (a)	104,808

		273,600

	Office Electronics (0.0%)
2,400	Xerox Corp.	18,576

	Pharmaceuticals (0.1%)
2,400	Biovail Corp. (Canada) (b)	37,032
2,400	Novartis AG (ADR) (Switzerland)	120,912
2,400	Viropharma, Inc. (a) (b)	23,088

		181,032

	Semiconductors & Semiconductor Equipment (14.1%)
67,400	Altera Corp.	1,382,374
52,400	Analog Devices, Inc.	1,445,192
87,400	Applied Materials, Inc.	1,171,160
60,000	ASML Holding (NY Registered Shares) (Netherlands) (b)	1,774,200
72,400	Broadcom Corp. (Class A) (a)	2,221,956
102,400	Intel Corp.	2,003,968
57,400	Kla-Tencor Corp. (b)	2,058,364
72,400	Lam Research Corp. (a) (b)	2,473,184
2,400	Linear Technology Corp. (b)	66,312
62,400	National Semiconductor Corp. (b)	890,448
2,400	Novellus Systems, Inc. (a)	50,352
2,400	Standard Microsystems Corp. (a)	55,704
2,400	Teradyne, Inc. (a) (b)	22,200
67,400	Texas Instruments, Inc.	1,596,706
72,400	Xilinx, Inc.	1,695,608

		18,907,728

	Software (24.6%)
261,450	Activision Blizzard, Inc. (a)	3,239,365
62,400	Adobe Systems, Inc. (a)	2,061,696
52,400	Autodesk, Inc. (a)	1,247,120
72,400	BMC Software, Inc. (a)	2,717,172
2,400	CA, Inc.	52,776
2,700	Cadence Design Systems, Inc. (a)	19,818
112,400	Check Point Software Technologies (Israel) (a)	3,186,540
67,400	Citrix Systems, Inc. (a)	2,644,102
2,400	Compuware Corp. (a)	17,592
122,400	McAfee, Inc. (a)	5,359,896
2,400	Mentor Graphics Corp. (a)	22,344
102,400	Microsoft Corp.	2,651,136
2,400	Novell, Inc. (a)	10,824
182,400	Oracle Corp.	3,801,216
2,400	Progress Software Corp. (a)	54,360
2,400	SAP AG (ADR) (Germany)	117,288
2,400	Sybase, Inc. (a) (b)	93,360
82,400	Symantec Corp. (a)	1,357,128
184,740	Synopsys, Inc. (a)	4,141,871
2,400	Websense, Inc. (a)	40,320

		32,835,924

	Wireless Telecommunication Services (0.1%)
2,400	Telephone & Data Systems, Inc.	74,424

	Total Common Stocks (Cost $131,706,815)	133,315,424

See Notes to Financial Statements

Morgan Stanley Technology Fund
Portfolio of Investments - September 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS		VALUE
	Short-Term Investments (4.2%)
	Securities Held as Collateral on Loaned Securities (3.7%)
	Repurchase Agreements (0.8%)
$396	Bank of America Securities LLC (0.07% dated 09/30/09, due 10/01/09; proceeds $395,620) fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Fannie Mae 5.50% due 03/01/35; valued at $403,531	$395,619
252	Citigroup (0.45% dated 09/30/09, due 10/01/09; proceeds $252,065) fully collateralized by common stock at the date of this Portfolio of Investments as follows: Walt Disney Co.; valued at $264,665 (See Note 6)	252,062
386	Deutsche Bank (0.08% dated 09/30/09, due 10/01/09; proceeds $386,495) fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Fannie Mae 4.50% – 7.00% due 11/01/17 – 03/01/39, and Freddie Mac 4.50% – 7.00% due 07/01/21 – 03/01/39; valued at $394,224	386,494

	Total Repurchase Agreements (Cost $1,034,175)	1,034,175

NUMBER OF
SHARES (000)		VALUE
	Investment Company (2.9%)
3,932	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $3,932,429)	$3,932,429

	Total Securities Held as Collateral on Loaned Securities (Cost $4,966,604)	4,966,604

	Investment Company (0.5%)
694	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $694,275)	694,275

	Total Short-Term Investments (Cost $5,660,879)	5,660,879

Total Investments (Cost $137,367,694) (c)	103.9%	138,976,303
Liabilities in Excess of Other Assets	(3.9)	(5,252,023)

Net Assets	100.0%	$133,724,280

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at September 30, 2009.
(c)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,270,715 and the aggregate gross unrealized depreciation is $16,662,106 resulting in net unrealized appreciation of $1,608,609.

See Notes to Financial Statements

Morgan Stanley Technology Fund
Summary of Investments - September 30, 2009 (unaudited)

			PERCENT OF
			TOTAL
INDUSTRY	VALUE		INVESTMENTS
Software	$32,835,924		24.5%
Computers & Peripherals	29,274,755		21.9
Semiconductors & Semiconductor Equipment	18,907,728		14.1
Communications Equipment	18,392,700		13.7
Biotechnology	10,980,877		8.2
Internet Software & Services	8,613,013		6.4
Aerospace & Defense	4,532,136		3.4
Information Technology Services	3,349,656		2.5
Internet & Catalog Retail	3,099,552		2.3
Chemicals	2,322,000		1.7
Investment Company	694,275		0.5
Health Care Equipment & Supplies	323,630		0.3
Life Sciences Tools & Services	273,600		0.2
Pharmaceuticals	181,032		0.1
Electronic Equipment, Instruments & Components	135,720		0.1
Wireless Telecommunication Services	74,424		0.1
Office Electronics	18,576		0.0
Electrical Equipment	101		0.0

	$134,009,699	+	100.0%

+	Does not reflect value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Technology Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $132,488,928) (including $4,889,066 for securities loaned)	$134,097,537
Investment in affiliate, at value (cost $4,878,766)	4,878,766
Receivable for:
Shares of beneficial interest sold	27,728
Dividends	15,682
Dividends from affiliate	57
Prepaid expenses and other assets	34,341

Total Assets	139,054,111

Liabilities:
Collateral on securities loaned, at value	4,966,604
Payable for:
Shares of beneficial interest redeemed	91,820
Investment advisory fee	72,331
Distribution fee	45,530
Transfer agent fee	43,412
Administration fee	8,648
Accrued expenses and other payables	101,486

Total Liabilities	5,329,831

Net Assets	$133,724,280

Composition of Net Assets:
Paid-in-capital	$2,141,943,746
Net unrealized appreciation	1,608,609
Accumulated net investment loss	(959,555)
Accumulated net realized loss	(2,008,868,520)

Net Assets	$133,724,280

Class A Shares:
Net Assets	$103,290,138
Shares Outstanding (unlimited shares authorized, $.01 par value)	10,911,824
Net Asset Value Per Share	$9.47

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$9.99

Class B Shares:
Net Assets	$19,125,979
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,232,918
Net Asset Value Per Share	$8.57

Class C Shares:
Net Assets	$11,023,304
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,287,324
Net Asset Value Per Share	$8.56

Class I Shares:
Net Assets	$284,859
Shares Outstanding (unlimited shares authorized, $.01 par value)	29,209
Net Asset Value Per Share	$9.75

See Notes to Financial Statements

Morgan Stanley Technology Fund
Financial Statements continued

Statement of Operations
For the six months ended September 30, 2009 (unaudited)

Net Investment Income:
Income
Dividends (net of $618 foreign withholding tax)	$389,089
Income from securities loaned — net	9,566
Dividends from affiliate	262

Total Income	398,917

Expenses
Transfer agent fees and expenses	456,382
Investment advisory fee	413,791
Distribution fee (Class A shares)	116,161
Distribution fee (Class B shares)	99,044
Distribution fee (Class C shares)	50,956
Shareholder reports and notices	89,189
Administration fee	49,408
Professional fees	38,590
Registration fees	18,554
Custodian fees	7,331
Trustees’ fees and expenses	1,343
Other	6,990

Total Expenses	1,347,739
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(176)

Net Expenses	1,347,563

Net Investment Loss	(948,646)

Realized and Unrealized Gain (Loss):
Net Realized Loss	(309,466)
Net Change in Unrealized Appreciation/Depreciation	35,611,126

Net Gain	35,301,660

Net Increase	$34,353,014

See Notes to Financial Statements

Morgan Stanley Technology Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	SEPTEMBER 30, 2009	MARCH 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(948,646)	$(2,423,920)
Net realized loss	(309,466)	(14,997,295)
Net change in unrealized appreciation/depreciation	35,611,126	(36,892,453)

Net Increase (Decrease)	34,353,014	(54,313,668)

Net decrease from transactions in shares of beneficial interest	(8,034,430)	(30,946,710)

Net Increase (Decrease)	26,318,584	(85,260,378)
Net Assets:
Beginning of period	107,405,696	192,666,074

End of Period
(Including accumulated net investment losses of $959,555 and $10,909, respectively)	$133,724,280	$107,405,696

See Notes to Financial Statements

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Technology Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) or Morgan Stanley Investment Management Limited (the “Sub-Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translations gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to premium initially paid for the option.

F. Security Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at September 30, 2009 were $4,889,066 and $4,966,604, respectively. The Fund received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Subsequent Events — The Fund adopted provisions surrounding Subsequent Event as of September 30, 2009. The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through November 20, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. Fair Value Measurements and Disclosures establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets
Common Stocks
Aerospace & Defense	$4,532,136	$4,532,136	—	—
Biotechnology	10,980,877	10,980,877	—	—
Chemicals	2,322,000	2,322,000	—	—
Communications Equipment	18,392,700	18,392,700	—	—
Computers & Peripherals	29,274,755	29,274,755	—	—
Electrical Equipment	101	101	—	—
Electronic Equipment, Instruments & Components	135,720	135,720	—	—
Health Care Equipment & Supplies	323,630	323,630	—	—
Internet & Catalog Retail	3,099,552	3,099,552	—	—
Internet Software & Services	8,613,013	8,613,013	—	—
Information Technology Services	3,349,656	3,349,656	—	—
Life Sciences Tools & Services	273,600	273,600	—	—
Office Electronics	18,576	18,576	—	—
Pharmaceuticals	181,032	181,032	—	—
Semiconductors & Semiconductor Equipment	18,907,728	18,907,728	—	—
Software	32,835,924	32,835,924	—	—
Wireless Telecommunication Services	74,424	74,424	—	—

Total Common Stocks	133,315,424	133,315,424	—	—

Short-Term Investments
Investment Company	4,626,704	4,626,704	—	—
Repurchase Agreements	1,034,175	—	$1,034,175	—

Total Short-Term Investments	5,660,879	4,626,704	1,034,175	—

Total	$138,976,303	$137,942,128	$1,034,175	—

On April 9, 2009, FASB issued additional guidance related to Fair Value Measurements and Disclosures. This guidance provides clarification for estimating fair value in accordance with Fair Value Measurements and Disclosures, when the volume and level of activity for the asset or liability have significantly decreased. The new guidance also required additional disaggregation of the current required Fair Value Measurements and

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

Disclosures, and is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the new guidance as of September 30, 2009 and it did not have a material impact on the Fund’s financial statements.

3. Derivative Financial Instruments
The Fund adopted new guidance enhancing disclosure related to Derivative Instruments and Hedging Activities, effective April 1, 2009. The provision is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no transactions in forward foreign currency contracts for the six months ended September 30, 2009.

Options  For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

the securities held by the Fund and the price of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

There were no options transactions for the six months ended September 30, 2009.

4. Investment Advisory, Administration and Sub-Advisory Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $3 billion; and 0.62% to the portion of the daily net assets exceeding $3 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund’s Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $109,001,958 at September 30, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended September 30, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $244, $9,414 and $112, respectively and received $4,796 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended September 30, 2009, advisory fees paid were reduced by $176 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $262 for six months ended September 30, 2009. During the six months ended September 30, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $6,552,263 and $11,068,542, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 2009 aggregated $33,063, and $8,923,717 respectively.

At September 30, 2009, the Fund held a repurchase agreement with Citigroup Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor since June 1, 2009, with a value of $252,062 in connection with cash collateral received from securities lending.

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	SEPTEMBER 30, 2009		MARCH 31, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	667,200	$5,684,132	3,503,444	$27,851,568
Conversion from Class B	104,860	798,157	660,261	4,661,856
Redeemed	(915,287)	(7,747,230)	(2,248,434)	(19,087,970)

Net increase (decrease) – Class A	(143,227)	(1,264,941)	1,915,271	13,425,454

CLASS B SHARES
Sold	54,748	416,755	102,739	759,509
Conversion to Class A	(95,097)	(798,157)	(602,066)	(4,661,856)
Redeemed	(750,878)	(5,660,131)	(5,111,845)	(37,595,429)

Net decrease – Class B	(791,227)	(6,041,533)	(5,611,172)	(41,497,776)

CLASS C SHARES
Sold	10,229	74,734	26,122	218,249
Redeemed	(103,811)	(798,397)	(321,837)	(2,566,430)

Net decrease – Class C	(93,582)	(723,663)	(295,715)	(2,348,181)

CLASS I SHARES
Sold	202	1,689	24,243	269,573
Redeemed	(757)	(5,982)	(75,655)	(795,780)

Net decrease – Class I	(555)	(4,293)	(51,412)	(526,207)

Net decrease in Fund	(1,028,591)	$(8,034,430)	(4,043,028)	$(30,946,710)

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of March 31, 2009, the Fund had temporary book/tax differences attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and capital loss deferrals on wash sales.

9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

10. Legal Matters
Beginning October 25, 2002, purported class action complaints were filed in the United States District Court for the Southern District of New York against Morgan Stanley, the Fund (under its former name, the Morgan Stanley Information Fund), Morgan Stanley Investment Advisors Inc., and certain subsidiaries of Morgan Stanley alleging violations of certain federal securities laws in connection with the underwriting and management of the Fund. These actions were consolidated into one action in which plaintiffs allege, among other things, that the prospectuses and registration statements for the Fund improperly failed to disclose that research analysts employed by Morgan Stanley DW Inc. were issuing overly optimistic stock recommendations to help Morgan Stanley obtain investment banking business, and that certain of these reports concerned companies in which the Fund was investing. A similar consolidated complaint was filed with respect to the Fund formerly called the Morgan Stanley Technology Fund, which merged with the Fund on October 6, 2003. Both consolidated complaints were stayed pending a decision by the United States Court of Appeals for the Second Circuit of an appeal from the dismissal of a very similar complaint filed by plaintiffs against another mutual funds complex. The case involving the other mutual funds complex has settled. Thereafter, Plaintiffs filed a Second Amended Consolidated Complaint against the Fund, Morgan Stanley Investment Advisors Inc., and certain subsidiaries of Morgan Stanley, and also filed a Second Amended Consolidated Complaint against the Fund formerly called the Morgan Stanley Technology Fund, Morgan Stanley Investment Advisors Inc., and certain subsidiaries of Morgan Stanley. The defendants moved

Morgan Stanley Technology Fund
Notes to Financial Statements - September 30, 2009 (unaudited) continued

to dismiss both Complaints and that motion to dismiss was granted on February 2, 2009. The plaintiffs appealed that decision to the United States Court of Appeals for the Second Circuit. The appeal has been fully briefed by the parties, and the Securities and Exchange Commission has been invited by the Court to submit a brief as an amicus curiae. Oral argument is scheduled for November 13, 2009.

The Fund and Morgan Stanley believe these lawsuits have no merit. However, the ultimate outcome of these matters is not presently determinable and no provision has been made in the Fund’s financial statements for the effect, if any, of such matters. The Investment Manager has agreed to indemnify the Fund against any losses and claims associated with the complaint filed against the fund formerly called the Morgan Stanley Technology Fund.

11. Subsequent Event
Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser’s current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Fund. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

Morgan Stanley Technology Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED MARCH 31,
	SEPTEMBER 30, 2009		2009		2008		2007	2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.12		$10.32		$10.42		$10.68	$9.47	$10.14

Income (loss) from investment operations:
Net investment loss(1)	(0.06)		(0.11)		(0.13)		(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	2.41		(3.09)		0.03		(0.13)	1.33	(0.62)

Total income (loss) from investment operations	2.35		(3.20)		(0.10)		(0.26)	1.21	(0.67)

Net asset value, end of period	$9.47		$7.12		$10.32		$10.42	$10.68	$9.47

Total Return(2)	33.01	%(7)	(31.01)%		(0.96)%		(2.43)%	12.78%	(6.61)%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	2.00	%(4)(8)	2.00	%(4)	1.72	%(4)	1.80%	1.67%	1.49%
Net investment loss	(1.35	)%(4)(8)	(1.32	)%(4)	(1.18	)%(4)	(1.27)%	(1.19)%	(0.58)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(8)	0.00	%(5)	0.00	%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$103,290		$78,705		$94,361		$86,308	$110,847	$38,891
Portfolio turnover rate	0	%(6)(7)	81%		122%		100%	177%	106%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Amount is less than 0.5%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Technology Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED MARCH 31,
	SEPTEMBER 30, 2009		2009		2008		2007	2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.47		$9.45		$9.61		$9.92	$8.87	$9.58

Income (loss) from investment operations:
Net investment loss(1)	(0.08)		(0.17)		(0.20)		(0.19)	(0.19)	(0.13)
Net realized and unrealized gain (loss)	2.18		(2.81)		0.04		(0.12)	1.24	(0.58)

Total income (loss) from investment operations	2.10		(2.98)		(0.16)		(0.31)	1.05	(0.71)

Net asset value, end of period	$8.57		$6.47		$9.45		$9.61	$9.92	$8.87

Total Return(2)	32.46	%(7)	(31.53)%		(1.66)%		(3.13)%	11.84%	(7.41)%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	2.75	%(4)(8)	2.75	%(4)	2.47	%(4)	2.55%	2.45%	2.35%
Net investment loss	(2.10	)%(4)(8)	(2.07	)%(4)	(1.93	)%(4)	(2.02)%	(1.97)%	(1.44)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(8)	0.00	%(5)	0.00	%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$19,126		$19,556		$81,609		$144,588	$242,405	$421,973
Portfolio turnover rate	0	%(6)(7)	81%		122%		100%	177%	106%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Amount is less than 0.5%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Technology Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED MARCH 31,
	SEPTEMBER 30, 2009		2009		2008		2007	2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.46		$9.44		$9.60		$9.92	$8.86	$9.57

Income (loss) from investment operations:
Net investment loss(1)	(0.08)		(0.17)		(0.20)		(0.19)	(0.19)	(0.13)
Net realized and unrealized gain (loss)	2.18		(2.81)		0.04		(0.13)	1.25	(0.58)

Total income (loss) from investment operations	2.10		(2.98)		(0.16)		(0.32)	1.06	(0.71)

Net asset value, end of period	$8.56		$6.46		$9.44		$9.60	$9.92	$8.86

Total Return(2)	32.51	%(7)	(31.57)%		(1.67)%		(3.23)%	11.96%	(7.42)%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	2.75	%(4)(8)	2.75	%(4)	2.47	%(4)	2.55%	2.45%	2.34%
Net investment loss	(2.10	)%(4)(8)	(2.07	)%(4)	(1.93	)%(4)	(2.02)%	(1.97)%	(1.43)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(8)	0.00	%(5)	0.00	%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$11,023		$8,927		$15,835		$19,823	$30,866	$39,754
Portfolio turnover rate	0	%(6)(7)	81%		122%		100%	177%	106%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Amount is less than 0.5%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Technology Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED MARCH 31,
	SEPTEMBER 30, 2009		2009		2008		2007	2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.33		$10.60		$10.67		$10.91	$9.65	$10.32

Income (loss) from investment operations:
Net investment loss(1)	(0.05)		(0.09)		(0.11)		(0.10)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	2.47		(3.18)		0.04		(0.14)	1.36	(0.63)

Total income (loss) from investment operations	2.42		(3.27)		(0.07)		(0.24)	1.26	(0.67)

Net asset value, end of period	$9.75		$7.33		$10.60		$10.67	$10.91	$9.65

Total Return(2)	33.02	%(7)	(30.85)%		(0.66)%		(2.20)%	13.06%	(6.49)%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	1.75	%(4)(8)	1.75	%(4)	1.47	%(4)	1.55%	1.45%	1.35%
Net investment loss	(1.10	)%(4)(8)	(1.07	)%(4)	(0.93	)%(4)	(1.02)%	(0.97)%	(0.44)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(8)	0.00	%(5)	0.00	%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$285		$218		$860		$1,809	$6,537	$8,051
Portfolio turnover rate	0	%(6)(7)	81%		122%		100%	177%	106%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Amount is less than 0.5%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Technology Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Technology Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Morgan Stanley Technology Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Personal Information About You By Our Affiliated Companies For Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In

Morgan Stanley Technology Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London E14 4QA England

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Technology Fund

Semiannual
Report

September 30, 2009

TECHSAN
IU09-05085P-Y09/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Technology Fund
/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 19, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 19, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2009

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